EXHIBIT 10.57


                  MORGENS, WATERFALL, VINTIADIS & COMPANY, INC.



John C. "Bruce" Waterfall
10 East 50th Street
New York, New York 10022
(212)705-0500
f(212)838-5540



November 12, 1998


Ms. Gina L. Contner
Four Queens, Inc.
202 Fremont Street
Las Vegas, Nevada 89101

RE:      Elsinore Waiver of Ratio

Dear Gina:

Please be advised that Morgens, Waterfall, Vintiadis & Co., Inc. hereby consents to the attached waiver and will instruct Morgan Stanley to execute the same.

Sincerely,

/s/ John C. "Bruce Waterfall
John C. "Bruce" Waterfall



Cc:      Joann McNiff





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MORGAN STANLEY

                                                        MORGAN STANLEY & CO.
                                                        INCORPORATED
                                                        ONE PIERREPONT PLAZA
                                                        BROOKLYN, NEW YORK 11201
                                                        (718) 754-1000

                              WAIVER OF COMPLIANCE

November 6, 1998

To:  Elsinore Corporation

U. S. Bank Trust National Association, as trustee ("Trustee") under that certain Amended and Restated Indenture dated as of March 3, 1997 ("the Indenture"), by and among Elsinore Corporation (the "Company"), the guarantors named therein, and Trustee.

Re:      $11,104,000 12.83% New Mortgage Notes due 2001 of Elsinore Corporation.
         -----------------------------------------------------------------------

Cede & Co., the nominee of the  Depository  Trust  Company  ("DTC")  pursuant to
Section 7.12 and 10.2 of the Indenture hereby

1. Certifies that it is the holder of record of $11,104,000 principal amount (the "Principal Amount") of the Securities, which Principal amount is on the date hereof, on deposit in the DTC account of Morgan Stanley

2. At the request of Morgan Stanley & Co. Incorporated and as holder of record of the Principal amount waives compliance by the Company, as of September 30, 1998 and December 31, 1998, with Section 5.15 of the Indenture pertaining to maintenance of certain Consolidated Fixed Charges Coverage Rule ("Ratio"); and

3. In connection with such waiver, agrees that it will not take any action with respect to the principal amount, including providing or requesting the Trustee to provide a notice of any Default based upon the Ratio under
     Section 7.1 (4) of the Indenture, prior to January 2, 2000.

This Waiver shall be effective upon delivery to the company and the Trustee. All capitalized words not defined herein are used as defined in the Indenture.

Cede & Co.

November ___, 1998

By:
         PRINCIPAL
         JOHN L. SHUERMANN, Partner